SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.    )



Filed by the registrant /*/
FIled by a party other than the registrant / /
Check the appropriate box:
/ /  Preliminary proxy statement
/*/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12





                Dreyfus Strategic Municipal Bond Fund, Inc.
             __________________________________________________
             (Name of Registrant as Specified in Its Charter




                   DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
               _________________________________________________
                  (Name of Person(s) Filing Proxy Statement)
                  DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

                      DREYFUS STRATEGIC MUNICIPALS, INC.
                    ---------------------------------------

                   NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS
                    ---------------------------------------

To the Stockholders:


    The Annual Meeting of Stockholders of each of Dreyfus Strategic Municipal Bond Fund, Inc. and Dreyfus Strategic Municipals, Inc. (each, a "Fund" and, collectively, the "Funds" ) will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, on Friday, May 14, 1999 at 10:00 a.m., for the following purposes:


    1. To elect Directors to serve for a specified term and until their successors are duly elected and qualified.

    2.  To ratify the selection of the Fund's independent auditors.

    3. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

    Stockholders of record at the close of business on March 18, 1999 will be entitled to receive notice of and to vote at the meeting.

                                               By Order of the Board



                                               Stephanie D. Pierce

                                               Assistant Secretary

New York, New York

March 25, 1999



                      WE NEED YOUR PROXY VOTE IMMEDIATELY

  A STOCKHOLDER MAY THINK HIS VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF EACH FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND(S) TO HOLD THE MEETING(S) AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD
  IMMEDIATELY.   YOU   AND   ALL  OTHER  STOCKHOLDERS  WILL  BENEFIT  FROM  YOUR
  COOPERATION.

                  DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

                      DREYFUS STRATEGIC MUNICIPALS, INC.

                           COMBINED PROXY STATEMENT
                   ------------------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS

                      TO BE HELD ON FRIDAY, MAY 14, 1999

    This proxy statement is furnished in connection with a solicitation of proxies by the Board of each of Dreyfus Strategic Municipal Bond Fund, Inc. (" DSMB" ) and Dreyfus Strategic Municipals, Inc. ("DSM") (each, a "Fund" and, collectively, the "Funds") to be used at the Annual Meeting of Stockholders of each Fund to be held on Friday, May 14, 1999 at 10:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor West, New York, New York, for the purposes set forth in the accompanying Notice of Annual Meetings of Stockholders. Stockholders of record at the close of business on March 18, 1999 are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) of which they are stockholders. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the relevant Fund, which must indicate the stockholder's name. To be effective, such revocation must be received prior to the relevant Fund's meeting. In addition, any stockholder who attends a meeting in person may vote by ballot at the relevant Fund meeting, thereby canceling any proxy previously given. As of March 18, 1999, the Funds had outstanding the following number of shares:

                    NAME OF FUND              SHARES OUTSTANDING




                        DSMB                      47,723,465

                        DSM                       58,549,216

    It is estimated that proxy materials will be mailed to stockholders of record on or about April 9, 1999. The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR BY CALLING TOLL-FREE 1-800-334-6899.

    Stockholders of each Fund will vote as a single class and will vote separately on each proposal on which stockholders of that Fund are entitled to vote. If a proposal is approved by stockholders of one Fund and disapproved by stockholders of the other Fund, the proposal will be implemented only for the Fund that approved the proposal. Therefore, it is essential that stockholders who own shares in both Funds complete, date, sign and return each proxy card they receive.

                      PROPOSAL 1.  ELECTION OF DIRECTORS

    Each Fund' s Board of Directors is divided into three classes with the term of office of one class expiring each year. It is proposed that stockholders of each Fund consider the election of the individuals listed below (the "Nominees") as Directors of the indicated class of such Fund. With respect to DSMB, Messrs. Burke, Mautner and Zuccotti, who have been Directors of DSMB since 1994, 1989 and 1989, respectively, are to be elected as Class III Directors to serve for a three-year term. With respect to DSM, Mr. Houminer and Ms. Pringle, who have been Directors of DSM since 1994 and 1995, respectively, are to be elected as Class II Directors to serve for a three-year term. Mr. Houminer and Ms. Pringle also are continuing Class II Directors of DSMB and Messrs. Burke, Mautner and Zuccotti also are continuing Class III Directors of DSM. Each Nominee has consented to being named in this proxy statement and has agreed to serve as a Director of the indicated Fund if elected. Biographical information about each Nominee is set forth below. Biographical information about each Fund's other continuing Directors and other relevant information is set forth on Exhibit A. Unless otherwise indicated, information set forth herein applies to both Funds.


NAME OF NOMINEE, PRINCIPAL OCCUPATION

AND BUSINESS EXPERIENCE FOR                                                                 DIRECTOR               YEAR TERM

PAST FIVE YEARS                                                              AGE             SINCE               WOULD EXPIRE




DAVID W. BURKE -- CLASS III DIRECTOR OF DSMB ONLY.                           62              1994                     2002

     Chairman of the Broadcasting Board of Governors, an

 independent  board  within the United States Information Agency, since August
1995. From August 1994 to December 1994, he was a consultant to Dreyfus, and from October 1990 to August 1994, he was Vice President and Chief Administrative
Officer of Dreyfus. From 1977 to 1990, Mr. Burke was involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as President of CBS News. His address is Box 654,
Eastham, Massachusetts 02642.

HANS C. MAUTNER -- CLASS III DIRECTOR OF DSMB ONLY.                          61              1989                     2002

     Vice Chairman and a Director of Simon Property Group,

   Inc.,  a  real  estate  investment  company,  and  a  Trustee  of Cornerstone
Properties, Inc. From 1977 to 1998 Chairman, Trustee and Chief Executive Officer of Corporate Property Investors, which merged into Simon Property Group, Inc. in
September  1998.  Since  January  1986,  a  Director  of  Julius Baer Investment
Management, Inc., a wholly-owned subsidiary of Julius Baer Securities, Inc. His address is 305 East 47th Street, New York, New York 10017.

JOHN E. ZUCCOTTI -- CLASS III DIRECTOR OF DSMB ONLY.                         61              1989                     2002

   Since  November 1996, Chairman and Chief Executive Officer of World Financial
Properties,   Inc.   Mr.  Zuccotti  is  also  a  Director  of  Starrett  Housing
Corporation,  a  real estate properties construction, development and management corporation, and Capstone Pharmacy Services, Inc. From 1990 to November 1996, he
was  President  and Chief Executive Officer of Olympia & York Companies (U.S.A.)
and  a member of its Board of Directors since the inception of the Board on July
27,  1993.  From 1986 to 1990, he was a partner in the law firm of Brown & Wood, and  from  1978  to  1986,  a partner in the law firm of Tufo & Zuccotti. He was
First  Deputy Mayor of the City of New York from December 1975 to June 1977, and
Chairman  of  the City Planning Commission for the City of New York from 1973 to
1975.   His   address   is  One  Liberty  Plaza,  New  York,  New  York  10006.

                                       2



NAME OF NOMINEE, PRINCIPAL OCCUPATION

AND BUSINESS EXPERIENCE FOR                                                                     DIRECTOR           YEAR TERM

PAST FIVE YEARS                                                              AGE                  SINCE          WOULD EXPIRE





EHUD HOUMINER -- CLASS II DIRECTOR OF DSM ONLY.                               58                   1994                2002

    Since  July  1991,  Professor  and  Executive-in-Residence  at  the Columbia
Business  School,  Columbia  University.  Since January 1996, Principal of Lear,
Yavitz, and Associates, a management consultant firm. He also is a director of Avnet Inc. and SuperSol, Inc. His address is c/o Columbia Business School,
Columbia University, Uris Hall, Room 526, New York, New York 10027.

ROBIN A. PRINGLE -- CLASS II DIRECTOR OF DSM ONLY.                            35                   1995                2002

   Since March 1996, President of the Boisi Family Foundation, a private family foundation located in New York City devoted to youths and higher education.
Also, Assistant to the Chief Executive Officer of The Beacon Group, LLC, a private equity firm and advisory partnership. Since 1993, Vice President, and from March 1992 to October 1993, Executive Director of One-to-One Partnership,
Inc., a national non-profit organization that seeks to promote mentoring and economic empowerment for at-risk youths. From June 1986 to February 1992, she was an investment banker with Goldman, Sachs & Co. Her address is 621 South
Plymouth Court, Chicago, Illinois 60605

The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

    Each Fund has an audit committee comprised of its Directors who are not " interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act" )) of the Fund, the function of which is to routinely review financial statements and other audit-related matters as they arise throughout the year. Neither Fund has a standing nominating or compensation committee or any committee performing similar functions. As of March 12, 1999, Richard C. Leone, a continuing Director of DSM, owned 2,800 shares of DSM's
Common Stock, constituting less than 1% of such Fund's outstanding shares. As of such date, no other Nominee, Director or officer owned any shares of either
Fund's common stock outstanding.

    The Funds typically pay the Directors an annual retainer and a per meeting fee ($2,500/$500 for DSMB and $4,500/$500 for DSM) and reimburse them for their expenses. The Chairman of the Board of each Fund, which position is held by Joseph S. DiMartino, receives an additional 25% in annual retainer and per meeting fees. Emeritus Directors are entitled to receive an annual retainer and per meeting fee of one-half the amount paid to them. The Funds had no Emeritus
Directors as of the date of this proxy statement. For each Fund's most recent fiscal year, the number of Board meetings that were held and aggregate amount of compensation received by each continuing Director who is not a Nominee from the Fund and all other funds in the Dreyfus Family of Funds for which such person is a Board member are set forth on Exhibit A. Certain information concerning each Fund' s officers is also set forth on Exhibit A. The Funds do not pay any other remuneration to their officers and Directors and neither Fund has a bonus, pension, profit-sharing or retirement plan.

                                       3

    The aggregate amount of compensation paid to each Nominee by DSMB for its fiscal year ended November 30, 1998, and by DSM for its fiscal year ended September 30, 1998, and the aggregate amount of compensation paid to each such Nominee by all funds in the Dreyfus Family of Funds for which such Nominee was a Board member (the number of which is set forth in parenthesis next to each Nominee' s total compensation) * for the year ended December 31, 1998, was as follows:

                                                                                                          TOTAL

                                                                                                      COMPENSATION

                                                                                                   FROM EACH FUND AND

                                                             AGGREGATE                               FUND COMPLEX

      NAME OF                                               COMPENSATION                                 PAID TO

  NOMINEE AND FUND                                        FROM EACH FUND**                               NOMINEE

David W. Burke                                                                                         $233,500 (62)

       DSMB                                                    $6,000

       DSM                                                     $7,500

Ehud Houminer                                                                                           $62,250 (21)

       DSMB                                                    $6,000

       DSM                                                     $7,500

Hans C. Mautner                                                                                          $29,500 (7)

       DSMB                                                    $4,500

       DSM                                                     $6,500

Robin A. Pringle                                                                                         $38,500 (7)

       DSMB                                                    $5,500

       DSM                                                     $7,000

John E. Zuccotti                                                                                         $32,500 (7)

       DSMB                                                    $5,000

       DSM                                                     $7,000
------------------------------------

*Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Nominee serves as a Board member.

**Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,105 for DSM and $1,098 for DSMB for all Directors as a group.

    For each Fund, election of each of the Nominees requires the affirmative vote of a plurality of the votes cast at the Fund's meeting.

      PROPOSAL 2.  RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

The 1940 Act requires that each Fund's independent auditors be selected by a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund; that such selection be submitted for ratification or rejection at the Annual Meeting of Stockholders; and that the employment of such independent auditors be conditioned on the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. Each Fund's Board, including a majority of those Directors who are not "interested persons" of the Fund, approved the selection of Ernst & Young LLP for such Fund's current fiscal year at a Board meeting held on January 25, 1999. Accordingly, the selection by each Fund' s Board of Ernst & Young LLP as independent auditors for the current fiscal year is submitted to the stockholders for ratification. Apart from its fees as independent auditors and certain consulting fees, neither Ernst & Young LLP nor any of its partners has a direct, or material indirect, financial interest in either Fund or Dreyfus.

    Ernst & Young LLP, a major international independent accounting firm, has acted as auditors of each Fund since the Funds' organization. Each Fund's Board believes that the continued employment of the services of Ernst & Young LLP for the current fiscal year would be in the best interests of the Fund.

    A representative of Ernst & Young LLP is expected to be present at the meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

EACH FUND' S BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE FUND.

                                 OTHER MATTERS

    If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, " abstentions" ), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.

    Neither Fund's Board is aware of any other matter which may come before the meeting. However, should any such matter with respect to one or both Funds properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

Each Fund will bear its pro rata share of the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and each Fund may pay persons holding shares of a Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

Proposals that stockholders wish to include in either Fund's proxy statement for the Fund's next Annual Meeting of Stockholders must be sent in writing and received by the Fund no later than October 30, 1999 at the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166, Attention:
General Counsel.

Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Funds' investment adviser. Diane P. Durnin was elected Vice President-Product Development of Dreyfus as of March 1, 1999. Martin G. McGuinn became a director of Dreyfus as of January 1, 1999. Theodore A. Schachar was elected Vice President-Tax of Dreyfus as of October 28, 1998. William H. Maresca was elected Controller of Dreyfus as of September 10, 1998. Richard Terres was elected Vice President of Dreyfus as of September 1, 1998. Wendy Strutt was elected Vice
President of Dreyfus as of September 1, 1998. Margaret W. Chambers was elected Vice President and Secretary of the Funds as of June 15, 1998. Stephanie D. Pierce was elected Vice President and Assistant Treasurer of the Funds as of June 15, 1998. George A. Rio was elected Vice President and Assistant Treasurer of the Funds as of June 15, 1998. None of the above had any ownership of, or engaged in any transaction with respect to, the Funds' shares at the time they assumed their positions. Each of the above filed a Form 3 pursuant to Section 16(a) of the Securities Exchange Act of 1934. Ms. Durnin filed a Form 3 on March 17, 1999. Mr. McGuinn filed a Form 3 on January 11, 1999. Mr. Schachar filed a Form 3 on November 13, 1998. Messrs. Maresca and Terres and Ms. Strutt each filed a Form 3 on September 22, 1998. Meadames Chambers and Pierce and Mr. Rio each filed a Form 3 on July 22, 1998.

                      NOTICE TO BANKS, BROKER/DEALERS AND

                      VOTING TRUSTEES AND THEIR NOMINEES

    Please advise, as appropriate, Dreyfus Strategic Municipals, Inc., in care of The Bank of New York, Proxy Department, 101 Barclay Street, New York, New York 10286, or Dreyfus Strategic Municipal Bond Fund, Inc., in care of Bank of Boston, Shareholder Services Division, Proxy Department, P.O. Box 17191/M/S:
45-01-02, Boston, Massachusetts 02105, whether other persons are the beneficial owners of the shares for which proxies are being solicited, and if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: March 25, 1999

                                   EXHIBIT A

                                    PART I

    Part I sets forth information relevant to the continuing Directors.

                                 BOARD MEMBERS

NAME OF CONTINUING DIRECTOR, PRINCIPAL

OCCUPATION AND BUSINESS EXPERIENCE FOR                                                            DIRECTOR           YEAR TERM

PAST FIVE YEARS                                                              AGE                    SINCE             EXPIRES




HODDING CARTER, III                                                           64                DSMB--1989             2000

     Since February 1998, President and Chief Executive                                          DSM--1989             2001

   Officer of the John S. and James L. Knight Foundation. From 1985 to 1998, he was President and Chairman of MainStreet, a television production company. From
1995 to 1998, Knight Professor of Public Affairs Journalism at the University of
Maryland. From 1980 to 1991 he was "OpEd" Columnist for The Wall Street Journal.
From 1985 to 1986, he was editor and chief correspondent of "Capitol Journal," a weekly Public Broadcasting System ("PBS") series on Congress. From 1981 to 1984, he was anchorman and chief correspondent for PBS' "Inside Story," a regularly scheduled half-hour critique of press performance. From 1977 to July 1, 1980, Mr. Carter served as Assistant Secretary of State for Public Affairs and as
Department  of  State  spokesman.  His  address  is  Knight  Foundation, 1 South
Biscayne Boulevard, Suite 3800, Miami, Florida 33131.

JOSEPH S. DIMARTINO                                                           55                DSMB--1995             2000

     CHAIRMAN OF THE BOARD Since January 1995, Chairman of                                       DSM--1995             2001

   the  Board  of various funds in the Dreyfus Family of Funds. He is a director of  The  Noel  Group,  Inc., a venture Capital Company (for which, from February
1995  until November 1997, he was Chairman of the Board), The Muscular Dystrophy
Association,   HealthPlan   Services  Corporation,  a  provider  of  marketing,
administrative  and  risk  management  services  to  health  and  other  benefit programs, Carlyle Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button  packager  and  distributor,  Century  Business Services, Inc. (formerly,
International  Alliance  Services,  Inc.) , a  provider  of  various outsourcing functions for small and medium size companies and Career Blazers Inc. (formerly,
Staffing  Resources,  Inc.) , a  temporary  placement agency. For more than five years  prior  to  January  1995,  he was President, a director and, until August
1994,  Chief  Operating  Officer  of  Dreyfus and Executive Vice President and a
director  of  Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus.
From  August  1994  until  December  31,  1994, he was a director of Mellon Bank
Corporation. His address is 200 Park Avenue, New York, New York 10166.

                                      A-1



NAME OF CONTINUING DIRECTOR, PRINCIPAL

OCCUPATION AND BUSINESS EXPERIENCE FOR                                                            DIRECTOR           YEAR TERM

PAST FIVE YEARS                                                              AGE                    SINCE             EXPIRES





RICHARD C. LEONE                                                              58                DSMB--1989             2000

     President of The Century Foundation, (formerly, The                                         DSM--1989             2001

   Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the studies of economic, foreign policy and domestic issues. Mr. Leone is also a director of Dynex, Inc. From April 1990 to March 1994, Chairman, and from April
1988  to  March  1994,  a Commissioner of The Port Authority of New York and New
Jersey.  From  January 1986 to January 1989, Managing Director of Dillon, Read &
Co., Inc.  His address is 41 East 70th Street, New York, New York 10021.

Mr.  Houminer  and  Ms.  Pringle  are  continuing Class II Directors of DSMB and
Messrs. Burke, Mautner and Zuccotti are continuing Class III Directors of DSM.

                                      A-2

                     PERTAINING TO THE BOARD OF EACH FUND

            * Number of Board and committee meetings held during the last fiscal year: DSMB-7 and DSM-6

            * Directors, if any, attending fewer than 75% of all Board and committee meetings, as applicable, held in the last fiscal year during the period the Director was in office: Hodding Carter, III and Hans C. Mautner

    The aggregate amount of compensation paid to each continuing Director by DSMB for its fiscal year ended November 30, 1998 and by DSM for its fiscal year ended September 30, 1998 and by all funds in the Dreyfus Family of Funds for which such continuing Director was a Board member (the number of which is set forth in parenthesis next to each Director's total compensation)* for the year ended December 31, 1998, was as follows:



                                                                                                          TOTAL

                                                                                                      COMPENSATION

                                                                                                   FROM EACH FUND AND

                                                              AGGREGATE                               FUND COMPLEX

NAME OF CONTINUING                                          COMPENSATION                                 PAID TO

DIRECTOR AND FUND                                         FROM EACH FUND**                         CONTINUING DIRECTOR

Hodding Carter, III                                                                                      $32,500 (7)

       DSMB                                                    $4,500

       DSM                                                     $6,000

Joseph S. DiMartino                                                                                   $619,660 (187)

       DSMB                                                    $7,500

       DSM                                                     $9,375

Richard C. Leone                                                                                         $35,500 (7)

       DSMB                                                    $5,500

       DSM                                                     $7,000

----------------------

* Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the continuing Director serves as a Board member.

**Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,105 for DSM and $1,098 for DSMB for all Directors as a group.

                                    PART II

    Part II sets forth information relevant to the executive officers of each Fund.

NAME AND POSITION                                                       PRINCIPAL OCCUPATION AND BUSINESS

WITH FUNDS                                         AGE                  EXPERIENCE FOR PAST FIVE YEARS



MARIE E. CONNOLLY

President and Treasurer                            41                   President,    Chief   Executive
Officer,  Chief  Compliance  Officer  and  a  Director  of  Premier  Mutual Fund
Services,  Inc. ("Premier"), and Funds Distributor, Inc., the ultimate parent of which  is  Boston  Institutional Group, Inc., and an officer of other investment
companies    advised    or    administered    by    Dreyfus.

MARGARET W. CHAMBERS

Vice President and Secretary                       38                   Senior   Vice   President   and
General  Counsel  of Funds Distributor, Inc., and an officer of other investment companies  advised  or  administered by Dreyfus. From August 1996 to March 1998, she  was  Vice  President  and  Assistant  General  Counsel for Loomis, Sayles &
Company,  L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray.

STEPHANIE D. PIERCE

Vice President, Assistant Secretary                 30                  Vice   President   and   Client
Development

and Assistant TreasurerManager  of  Funds Distributor,
Inc., and an officer of other investment companies advised or administered by Dreyfus. From April 1997 to March 1998, she was employed as a Relationship
Manager with Citibank, N.A. From August 1995 to April 1997, she was an Assistant
Vice President with Hudson Valley Bank, and from September 1990 to August 1995, she was Second Vice President with Chase Manhattan Bank.

MARY A. NELSON

Vice President and Assistant Treasurer              34                   Vice  President  of Premier and
Funds Distributor, Inc., and an officer of other investment companies advised or administered  by Dreyfus. From September 1989 to July 1994, she was an Assistant
Vice President and Client Manager for The Boston Company, Inc.

                                      A-4



NAME AND POSITION                                                       PRINCIPAL OCCUPATION AND BUSINESS

WITH FUNDS                                         AGE                  EXPERIENCE FOR PAST FIVE YEARS




GEORGE A. RIO

Vice President and Assistant Treasurer              43                   Executive  Vice  President  and
Client  Service  Director  of  Funds  Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From June 1995 to March
1998,  he  was  Senior  Vice President and Senior Key Account Manager for Putnam
Mutual  Funds.  From  May  1994  to  June  1995,  he  was  Director  of Business
Development  for First Data Corporation. From September 1983 to May 1994, he was
Senior  Vice  President  and Manager of Client Services and Director of Internal
Audit at The Boston Company, Inc.

JOSEPH F. TOWER, III

Vice President and Assistant Treasurer             36                    Senior    Vice    President,
Treasurer,  Chief  Financial  Officer  and  a  director  of  Premier  and  Funds
Distributor,  Inc.,  and  an  officer  of  other investment companies advised or administered  by  Dreyfus. From July 1988 to August 1994, he was employed by The
Boston Company, Inc. where he held various management positions in the Corporate
Finance and Treasury areas.

DOUGLAS C. CONROY

Vice President and Assistant Secretary             30                     Assistant   Vice  President  of
Funds Distributor, Inc., and an officer of other investment companies advised or administered  by  Dreyfus. From April 1993 to January 1995, he was a Senior Fund
Accountant for Investors Bank & Trust Company.

CHRISTOPHER J. KELLEY

Vice President and Assistant Secretary             34                     Vice   President   and   Senior
Associate General Counsel of Premier and Funds Distributor, Inc., and an officer
of  other  investment   companies advised or administered by Dreyfus. From April
1994  to  July  1996,  he  was  Assistant Counsel at Forum Financial Group. From
October  1992  to March 1994, he was employed by Putnam Investments in legal and
compliance    capacities.

                                      A-5



NAME AND POSITION                                                       PRINCIPAL OCCUPATION AND BUSINESS

WITH FUNDS                                         AGE                  EXPERIENCE FOR PAST FIVE YEARS




KATHLEEN K. MORRISSEY

Vice President and Assistant Secretary             26             Vice  President  and  Assistant
Secretary  of  Funds  Distributor,  Inc.,  and  an  officer  of other investment companies  advised  or administered by Dreyfus. From July 1994 to November 1995,
she   was   a   Fund   Accountant   for   Investors   Bank   & Trust   Company.

ELBA VASQUEZ

Vice President and Assistant Secretary             37             Assistant   Vice  President  of
Funds Distributor, Inc., and an officer of other investment companies advised or administered  by  Dreyfus. From March 1990 to May 1996, she was employed by U.S.
Trust Company of New York where she held various sales and marketing positions.

    The  address  of each officer of the Funds is 200 Park Avenue, New York, New
York 10166.

IMPORTANT

PLEASE ACT PROMPTLY
SIGN, DATE AND MAIL YOUR PROXY CARD(S) TODAY.

No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the Fund the expense of another solicitation for proxies required to achieve a quorum.

Please note, that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all your votes to be counted.

Thank you for your interest in the Fund.



                            DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.



      The undersigned stockholder of Dreyfus Strategic Municipal Bond Fund, Inc. (the "Fund") hereby appoints Robert R. Mullery and Michael A. Rosenberg and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on March 18, 1999 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New
York, commencing at 11:00 a.m. on Friday, May 14, 1999 and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

      Please mark Boxes in blue or black ink.

      1.    Election of Directors.

_     FOR All     _     WITHHOLD authority only      _    WITHHOLD
      Nominees          for those Nominee(s)              authority for
                        whose name(s) I have              ALL Nominees
                        written below

Nominees are:     Class III - David W. Burke, Hans C. Mautner and John E.
Zuccotti

______________________________________________________________________________

      2. To ratify the selection of Ernst & Young LLP as the Fund's independent auditors.

      _     FOR              _     AGAINST           _    ABSTAIN

      3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

                             Signature(s) should be exactly as name or names
appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.


                                         Dated:_____________________, 1999




                                         ___________________________________
                                                     Signature(s)




                                         ___________________________________
                                                     Signature(s)



Sign, Date and return the Proxy
  Card Promptly using the
  Enclosed Envelope